SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     April 28, 1997


                  WNC HOUSING TAX CREDIT FUND V, L.P., SERIES 4
             (Exact name of registrant as specified in its charter)


      California                     0-21897                      33-0707612
(State or other jurisdiction       (Commission                   (IRS Employer
 of incorporation)                  File Number)            Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565



                                      N/A
          Former name or former address, if changed since last report)



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Item 2.  Acquisition or Disposition of Assets

         WNC Housing Tax Credit Fund V, L.P., Series 4 ("SERIES 4") has acquired a Local Limited Partnership Interest in Belen Vista Associates Limited Partnership, a New Mexico limited partnership ("BELEN VISTA" or the "Local Limited Partnership"). BELEN VISTA owns the Belen Vista Apartments (the "Apartment Complex") in Belen, New Mexico.

         The following tables contain information concerning the Apartment Complex and the Local Limited Partnership identified herein:

                                                                                                          LOCAL
                                                                                                          LIMITED        YEAR
                                     ESTIMATED                                                PERMANENT   PARTNERSHIP'S  CREDITS
            PROJECT                  CONSTRUC-    ESTIMATED                                   MORTGAGE    ANTICIPATED    TO BE
LOCAL       NAME AND                 TION         DEVELOPMENT COST   NUMBER OF     BASIC      LOAN        AGGREGATE      FIRST
LIMITED     NUMBER OF   LOCATION OF  COMPLETION   (INCLUDING         APARTMENT     MONTHLY    PRINCIPAL   TAX CREDITS    AVAIL-
PARTNERSHIP BUILDINGS   PROPERTY     DATE         LAND COST)         UNITS         RENTS      AMOUNT      (1)            ABLE


BELEN VISTA  Belen       Belen        August 1997  $1,998,882         30       1BR  $470       $1,546,000   $221,880      1997
             Vista       (Valencia                                    units         $509       RD(3)
             Apartments  County),                                     26 2BR units
                         New Mexico
             15
             buildings
             (2)


(1) Low Income Housing Credits are available over a 10-year period. For the year in which the credit first becomes available, SERIES 4 will receive only that percentage of the annual credit which corresponds to the number of months during which SERIES 4 was a limited partner of the Local Limited Partnership, and during which the Apartment Complex was completed and in service.

(2)      Rehabilitation property designed for senior citizens.

(3) RD provides mortgage loans under the RD Section 515 Mortgage Loan Program. This mortgage loan will be a 50-year loan and will bear annual interest at a market rate prior to reduction of the interest rate by a mortgage interest subsidy to an annual rate of 1%, with principal and interest payable monthly based on a 50-year amortization schedule.

         Belen (BELEN VISTA): Belen (population 7,700) is in west-central New Mexico, approximately 20 miles south of Albuquerque, the state's capital, on Interstate Highway 25. The major employers for Belen residents are Los Lunas Hospital and Training School, Belen Consolidated School District and the Atchison, Topeka and Santa Fe Railroad.



                                                                               SHARING                      ESTIMATED
                                                                               RATIOS:         SERIES   4'  ACQUISITION
                                                                               ALLOCATIONS     s            FEES PAYABLE
LOCAL           LOCAL                                             SHARING      (4) AND         CAPITAL      TO FUND
LIMITED         GENERAL            PROPERTY        DEVELOPMENT    RATIOS:      SALE OR         CONTRI-BUTIONMANAGER
PARTNERSHIP     PARTNER            MANAGER (1)     FEE (2)        CASH   FLOW  REFINANCING     (6)
                                                                  (3)          PROCEEDS (5)

BELEN VISTA     Monarch            Monarch         $150,000       WNC:         98.99/.01/1     $422,803     $42,300
                Properties,  Inc.  Properties,                    Greater  of  50/50
                                   Inc.                           33%      or
                                                                  $1,944
                                                                  LGP:    the
                                                                  balance


(1) The maximum annual management fee payable to the property manager generally is determined pursuant to lender regulations. The Local General Partner is authorized to employ either itself or one of its affiliates, or a third party, as property manager for leasing and management of the Apartment Complex so long as the fee therefor does not exceed the amount authorized and approved by the lender for the Apartment Complex.

(2) The Local Limited Partnership will pay its Local General Partner a development fee in the amount set forth, for services incident to the development and construction of the Apartment Complex, which services include: negotiating the financing commitments for the Apartment Complex; securing necessary approvals and permits for the development and construction of the Apartment Complex; and obtaining allocations of Low Income Housing Credits. This payment will be made in installments after receipt of each installment of the capital contributions made by SERIES 4.


                                       2

(3) Reflects the amount of the net cash flow from operations, if any, to be distributed to SERIES 4 ("WNC") and the Local General Partner ("LGP") of the Local Limited Partnership for each year of operations. Generally, to the extent that the specific dollar amounts which are to be paid to WNC are not paid annually, they will accrue and be paid from sale or refinancing proceeds as an obligation of the Local Limited Partnership.

(4) Subject to certain special allocations, reflects the respective percentage interests in profits, losses and Low Income Housing Credits of SERIES 4, WNC Housing, L.P., the special limited partner, and the Local General Partner.

(5) Reflects the percentage interests of SERIES 4 and the Local General Partner in any net cash proceeds from sale or refinancing of the Apartment Complex, after payment of the mortgage loan and other Local Limited Partnership obligations (see, e.g., note 3), and the capital contributions of SERIES 4, the special limited partner and the Local General Partner.

(6)  SERIES  4  will  make  its  capital  contributions  to  the  Local  Limited
Partnership in stages, with each contribution due when certain conditions regarding construction or operations of the Apartment Complex have been fulfilled.

Item 7.  Financial Statements and Exhibits

         a.  Financial Statements of Businesses Acquired.

             Inapplicable.

         b.  Proforma Financial Information

             Proforma   Financial    Information   will   be   filed   upon
             availability.

         c.  Exhibits

             10.1 Amended and Restated Agreement of Limited Partnership of Belen Vista Associates Limited Partnership

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  WNC HOUSING TAX CREDIT FUND V, L.P., SERIES 4

Date:  May 5, 1997                          By:      WNC &  Associates, Inc.,
                                                     General Partner

                                                     By: /s/ JOHN B. LESTER, JR.
                                                           John B. Lester, Jr.,
                                                           President

                                INDEX TO EXHIBITS


Exhibit
Number            Exhibit

10.1 Amended and Restated Agreement of Limited Partnership of Belen Vista Associates Limited Partnership